Filed Pursuant to Rule 497(e)
Registration File No.: 333-67926

ADVANTAGE ADVISERS MULTI-SECTOR FUND I

Supplement dated August 29, 2008 to the
Prospectus and Statement of Additional Information, each dated January 31, 2008, of
Advantage Advisers Multi-Sector Fund I

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), each dated January 31, 2008, of Advantage Advisers Multi-Sector Fund I (the "Fund").  Unless otherwise indicated, all other information included in the Prospectus and SAI remains unchanged.  The terms used in this supplement have the same meaning as in the Prospectus and SAI.

Kilkenny Capital Management (“Kilkenny”), the sub-investment adviser responsible for the Fund’s separate investment account investing in the healthcare/biotechnology sector, has informed the Fund that it is resigning as sub-investment adviser to the Fund effective as of October 7, 2008, unless changed to a different date acceptable to the Fund (the “Effective Date”).  As of the Effective Date, Kilkenny will no longer be an investment adviser to the Fund.

Advantage Advisers, L.L.C., the Fund’s investment adviser, has recommended to the Fund's Board and the Board has approved in principle the retention of Eden Capital Management Partners, L.P. (“ECM”) as the Fund's new sub-investment adviser for the healthcare/biotechnology sector to replace Kilkenny, subject to approval of an interim sub-investment advisory agreement with ECM on substantially the same terms as in effect currently with respect to Kilkenny.  If approved by the Board, the interim sub-investment advisory agreement will become effective as of the Effective Date and will continue for a maximum period of 150 days (unless a longer period is approved by the Securities and Exchange Commission).

The Fund will hold a special meeting of shareholders for the purpose of considering the approval of a new sub-investment advisory agreement with ECM.  If the sub-investment advisory agreement with ECM is approved by a majority of the Fund’s shareholders (as defined under the Investment Company Act of 1940), it will have an initial term of two years and will be subject thereafter to annual approval by the Board.

ECM, organized as a Texas limited partnership in 1996, is registered as an investment adviser under the Advisers Act and has provided investment advisory services to private investment funds since 1996. ECM's offices are located in Houston, Texas. Mr. Adam J. Newar is the managing partner of ECM, as well as its founder. He will be primarily responsible for the day-to-day management of the provision of certain investment advisory services rendered by ECM personnel to the Company on behalf of the Adviser, and he will be directly assisted by other investment professionals employed by ECM or its affiliates. As of June 30, 2008, ECM managed assets of approximately $166 million.  Employees of ECM currently serve as portfolio managers for the Advantage Advisers Augusta Fund LLC, a registered investment company for which an affiliate of Advantage Advisers, L.L.C. serve as investment adviser.